SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (3)   Filing Party:

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 (4)   Date Filed:

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EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Two International Place

Boston, Massachusetts 02110

May 26 , 2015

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) , a series of Eaton Vance Mutual Funds Trust, on Friday, July 24, 2015.  There are two important items on the agenda : (i) to change the Fund’s investment objective ; and (ii) to reclassify the Fund’s investment objective from fundamental to non-fundamental.  We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the Trustees are asking Fund shareholders to approve a change in the Fund’s investment objective and to reclassify the investment objective as non-fundamental.  The Fund’s current investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies.  As described in the enclosed proxy statement, the new investment objective proposed for the Fund is long-term after-tax returns.  Once the Fund’s investment objective is changed, the Fund will no longer employ a value investment strategy.  Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval. If the investment objective is reclassified as non-fundamental, the Board of Trustees will have the ability to change the Fund’s investment objective without shareholder approval subject to 60 days’ advance notice to shareholders.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the Fund does need your vote.  You can vote by mail , by telephone or over the Internet as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

If you would like additional information concerning the proposals, please call one of our service representatives at 1-855-742-8267 Monday through Friday between 9:00 a.m. – 10 :00 p.m. (eastern time).  Your participation in this vote is extremely important.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Eaton Vance Mutual Funds Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, July 24, 2015: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Products” and then “Mutual Fund Documents.”

A Special Meeting of Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, July 24, 2015 at 2:00 p.m. (eastern time), for the following purposes:

1.

To approve a change in the Fund’s investment objective;

2.

To reclassify the Fund’s investment objective from fundamental to non-fundamental; and

3.

To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

The proposals are discussed in greater detail in the following pages.  Any such vote in FAVOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of the Trust.  The Board of Trustees of the Trust has fixed the close of business on May 15, 2015 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

May 26 , 2015

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Trust avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy or voting by telephone or over the Internet.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) to be held on July 24, 2015 at 2:00 p.m. (eastern time) at Two International Place, Boston, MA 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. The Fund is a series of Eaton Vance Mutual Funds Trust (the “Trust”). The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board”).  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, Broadridge Mutual Funds Solutions, 1155 Long Island Avenue, Edgewood, NY  11717, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.  If you attend the Meeting in person, please be prepared to present photo identification and proof of share ownership. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.   This proxy material is initially being mailed to shareholders on or about May 26 , 2015.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.   By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on May 15, 2015 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of May 15, 2015, there were 2,611,652.772 shares of beneficial interest of the Fund outstanding, consisting of Class A, Class C and Class I shares.

The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of May 15, 2015 are set forth in Exhibit A.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund.  The Trustees and executive officers of the Trust individually and as a group own beneficially less than 1% of the outstanding shares of the Fund as of May 15, 2015.  Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business that will be presented for consideration other than the business described in Proposal One and Two in the Notice of Meeting.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders.  The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should:  (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn:  Proxy Coordinator, Mutual Fund Services ; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (eastern time).

PROPOSAL ONE.  TO APPROVE A CHANGE IN THE FUND’S INVESTMENT OBJECTIVE

The Fund’s current investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies.   Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market based on one or more measures of value.   The Fund’s investment objective is fundamental and may not be changed without shareholder approval.  If this Proposal is approved, the Fund’s investment objective will be changed to long-term after-tax returns and the Fund will no longer employ a value investment strategy.  The Fund will continue to seek to invest in small-cap companies , but will no longer be limited to investing in stocks that the investment adviser considers to be value stocks.

In addition, if Proposal One and/or Proposal Two are approved, the Fund will implement the following changes that do not require shareholder approval to change after the Special Meeting of Shareholders (or any adjournment thereof):

(i)

The Fund’s name will be Eaton Vance Tax-Managed Global Small-Cap Fund;

(ii)

Small-cap companies will be defined as companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index (“MSCI Index”);

(iii)

The MSCI Index will become the Fund’s benchmark (replacing the Russell 2000 Value Index);

(iv)

The Fund will invest: (a) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (b) in issuers located in at least five different countries (including the United States); and

(v)

The Fund may engage in derivative transactions as a principal investment strategy to attempt to hedge against fluctuations in currency exchange rates.  Such transactions may include forward foreign currency exchange contracts and/or futures contracts.

The Fund operates in a master-feeder structure and invests substantially all of its assets in Tax-Managed Small-Cap Value Portfolio (the “Portfolio”).  The Portfolio has the same investment objective and investment policies as the Fund.  Proposed and prospective changes to the Fund described herein will also be proposed and implemented for the Portfolio.

If this Proposal is approved, Boston Management and Research (“BMR”), the Portfolio’s investment adviser, will continue to make buy and sell decisions by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  Investment decisions will continue to be made primarily on the basis of fundamental research.  In selecting stocks, BMR considers (among other factors) a company’s earning or cash flow capabilities, financial strength, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness and estimates of the company’s net value.  While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to realize tax losses.

Effective May 11, 2015, Patrick J. O’Brien became the sole portfolio manager of the Portfolio.  Mr. O’Brien is a Vice President of BMR and has served as a portfolio manager of the Portfolio since 2013.  Commencing on or about the Meeting date, BMR expects to use the portfolio management, research and other resources of Eaton Vance Management International (“EVMI”) in rendering investment advisory services to the Portfolio.  EVMI is a subsidiary of Eaton Vance Corp. and an affiliate of BMR. At such time, Aidan M. Farrell, who will be an employee of EVMI, is expected to become the lead portfolio manager of the Portfolio working with Mr. O’Brien.  Prior to joining the Eaton Vance organization, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he served as a portfolio manager from 2008 to 2015.

EVMI is not registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. EVMI has entered into a Memorandum of Understanding (“MOU”) with BMR pursuant to which EVMI is considered a participating affiliate of the adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from EVMI may render portfolio management, research and other services to the Portfolio under the MOU and are subject to supervision by BMR.

The Board of Trustees approved the proposed changes to the Fund, including the change to its investment objective, based on Fund management’s expectation that the changes will provide the Fund with flexibility to expand its investable universe, which should better position the Fund for additional asset growth.  The Board recommends that Fund shareholders vote FOR the proposal to change the Fund’s investment objective as described in this Proposal.

Changes to the Portfolio’s Investment Objective

When voting on a parallel proposal to modify the investment objective of the Portfolio, the Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal.  If a sufficient number of votes in favor of the Proposal are received from the investors in the Portfolio, its investment objective will be changed.

Required Vote for Proposal One

Approval of Proposal One requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% of the shares of the Fund present at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

If shareholders do not approve Proposal One, the Fund will continue to be managed with the investment objective of long-term after-tax total return for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies and a shareholder vote will be required in order to change the objective. However, if Proposal Two is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval, and intends to do so consistent with the change described in Proposal One, even if that Proposal is not approved.

PROPOSAL TWO.  TO RECLASSIFY THE FUND’S INVESTMENT OBJECTIVE FROM

FUNDAMENTAL TO NON-FUNDAMENTAL

If a registered investment company’s investment objective is fundamental, then its shareholders must approve any change to the objective.  While the Fund’s investment objective is fundamental, it is not required to be fundamental under applicable law.  BMR is proposing to reclassify the Fund’s investment objective from fundamental to non-fundamental.  The reclassification would permit the Fund to revise its investment objective in the event the Board determines that such a change is in the best interests of the Fund in light of the facts and circumstances, including market conditions or trends. If this proposal is approved, any subsequent change in the Fund's investment objective would be subject to prior approval by the Board but would no longer be submitted to shareholders for approval and shareholders would no longer have any control over a change in the Fund’s investment objective.  However , shareholders would be given at least 60 days’ advance written notice prior to the implementation of a change in the Fund’s investment objective.

The Board approved the proposed reclassification of the Fund’s investment objective from fundamental to non-fundamental to allow for additional flexibility in the future while avoiding the expense and delay of a proxy solicitation.  The Board recommends that Fund shareholders vote FOR the proposal to reclassify the Fund’s investment objective from fundamental to non-fundamental.

Required Vote for Proposal Two

Approval of Proposal Two requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% of the shares of the Fund present at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

If shareholders do not approve Proposal Two, the Fund’s investment objective will continue to be fundamental and the Board will be required to seek shareholder approval if, in the future, it decides to change the investment objective.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

BMR serves as investment adviser to the Portfolio.  Eaton Vance Management (“Eaton Vance”) serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities.  Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund and as placement agent for the Portfolio.  The business address of BMR, Eaton Vance and EVD is Two International Place, Boston, MA 02110.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Fund.  Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY”), by broker-dealer firms or by a professional solicitation organization.  The Fund has retained Broadridge Mutual Funds Solutions (“Broadridge”) to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $25, 000 1 (including tabulation) plus out-of-pocket expenses.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust’s officers, by Eaton Vance personnel, by BNY, by broker-dealer firms or by Broadridge, in person, or by telephone, by facsimile or other electronic means, will be borne by the Fund.  A written proxy may be delivered to the Fund prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total proxy costs are estimated to be $30,000.

The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to Proposal One or Proposal Two, it will be voted FOR the matters specified on the proxy card.  With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions

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1

Estimates assume a moderate level of solicitation activity.  If a greater solicitation effort is required, the solicitation costs would be higher.

from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposals.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of holders of one-third (1/3) of the outstanding shares of the Fund.  If a quorum is not present at the Meeting or if a quorum is present at the Meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this Meeting are not received by the Meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA  02110.  Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:30 a.m. – 5:30 p.m. (eastern time) or writing to Eaton Vance Management, Attn:  Proxy Coordinator – Mutual Fund Services , Two International Place, Boston, MA 02110.

May 26 , 2015

Exhibit A

As of May 15, 2015, to the best knowledge of the Trust, the following record owner(s) owned more than 5% of a class of shares of the Fund, either: (i) beneficially; or (ii) of record on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances ..  Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders ..

Name	Address	Amount of Securities Owned	Percentage Owned

Class A Shares

Pershing LLC

Jersey City, NJ

265,878.413

 16.17%

American Enterprise Investment Svc.

Minneapolis, MN

221,767.001

 13.49%

National Financial Services LLC

Jersey City, NJ

179,392.389

 10.91%

LPL Financial

San Diego, CA

141,604.577

   8.61%

UBS WM USA

Weehawken, NJ

124,679.405

   7.58%

Raymond James

St. Petersburg, FL

121,164.499

   7.37%

Merrill Lynch, Pierce, Fenner &

  Smith, Inc.

Jacksonville, FL

112,217.450

   6.82%

First Clearing LLC

St. Louis, MO

  84,853.206

   5.16%

Class C Shares

Merrill Lynch, Pierce, Fenner &

  Smith, Inc.

Jacksonville, FL

121,363.001

  18.00%

Raymond James

St. Petersburg, FL

  81,959.022

  12.16%

First Clearing LLC

St. Louis, MO

  64,587.834

    9.58%

Pershing LLC

Jersey City, NJ

  55,673.344

    8.26%

Morgan Stanley Smith Barney

Jersey City, NJ

  52,057.571

    7.72%

American Enterprise Investment Svc.

Minneapolis, MN

  48,473.697

    7.19%

UBS WM USA

Weehawken, NJ

  45,058.074

    6.68%

Charles Schwab & Co. Inc.

San Francisco, CA

  39,681.275

    5.89%

Class I Shares

UBS WM USA

Weehawken, NJ

118,599.763

   40.50%

Merrill Lynch, Pierce, Fenner &

  Smith, Inc.

Jacksonville, FL

106,211.607

   36.27%

First Clearing LLC

St. Louis, MO

  29,629.327

   10.12%

A-1

    TMSCVF-2015

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
Special Meeting of Shareholders to Be Held on July 24, 2015
The Proxy Statement for this meeting is available at www.eatonvance.com.

Please detach at perforation before mailing.
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M93898-S33215

PROXY	EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS – JULY 24, 2015
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, July 24, 2015 at 2 p.m., eastern time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reserve side.)
PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND MAIL THIS PROXY PROMPTLY.

PROXY TABULATOR
	P.O. BOX 9112			To vote by Internet
	FARMINGDALE, NY 11735			1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ■
				M93898-S33215	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:					For Against Abstain

1.	To approve a change in the Fund’s investment objective;				□ □ □

2.	To reclassify the Fund’s investment objective from fundamental to non-fundamental; and				□ □ □

3.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.
			□		Yes	No
				MEETING ATTENDANCE:	□	□
Mark the box to the right if you plan to attend the Special Meeting.
If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership.

    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should  indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [JOINT OWNERS]	Date